UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2013

Kopjaggers, Inc.
(Exact name of registrant as specified in its charter)

Florida		27-2037711
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28325 Utica Road Roseville, MI	48066
(address of principal executive offices)	(zip code)

321-507-7826
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 12, 2013 the Company amended its articles of incorporation to effect a 20 for 1 split of its common shares.  As result the Company amended its articles of incorporation to increase its authorized share capital from 10,000,000 shares of common stock without par value to 20,000,000 common shares without par value which was filed with the State of Florida on September 25, 2013.

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
10.1	Resolution

                          10.2

            Articles of Amendment as filed with the State of Florida

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPJAGGERS, INC.

Dated: October 10, 2013	/s/ John Castillo Eggermont
JOHN CASTILLO EGGERMONT
Chief Executive Officer